UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2004

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2004, our Board of Directors elected Kimberly J. McWaters as one of our directors, as more fully discussed in the press release incorporated herein and attached hereto as Exhibit 10.1. With this additional appointment, we now have twelve directors. Ms. McWaters is the Chief Executive Officer of Universal Technical Institute, a leading provider of technical education training for students seeking careers as professional automotive technicians. We have employed, and expect to continue to employ, graduates of UTI in the service facilities of our dealerships.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

December 9, 2004	By:	Robert H. Kurnick, Jr.

Name: Robert H. Kurnick, Jr.
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.1	Press Release